SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 20, 2004
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)

                                EQUITY INNS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


       Tennessee                        01-12073                  62-1550848
----------------------------     ---------------------       -------------------
(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                            7700 Wolf River Boulevard
                           Germantown, Tennessee 38138
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events and Required FD Disclosure

         On January 20, 2004, Equity Inns, Inc. (the "Company") announced that, in conjunction with his retirement, Donald H. Dempsey will resign as Executive Vice President, Secretary, Treasurer and Chief Financial Officer of the Company and will resign as a director of the Company. The Company also announced that J. Mitchell Collins was hired by the Company to replace Mr. Dempsey. A copy of the press release with respect to Mr. Dempsey's resignations and the hiring of Mr. Collins is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits.

         Exhibit   Description
         -------   -----------

         99.1      Press Release dated January 20, 2004.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EQUITY INNS, INC.



January 20, 2004                           /s/ Howard A. Silver
----------------                           -------------------------------------
                                           Howard A. Silver
                                           President and Chief Operating Officer



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                                EQUITY INNS, INC.
                                INDEX TO EXHIBITS

Exhibit   Description
-------   -----------

99.1      Press Release dated January 20, 2004.